UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 30, 2006

LINENS 'N THINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12381	22-3463939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Brighton Road, Clifton, New Jersey	07015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (973) 778-1300

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 30, 2006, Linens 'n Things, Inc. announced that Norman Axelrod will cease serving as Chairman and Chief Executive Officer effective on the closing and consummation of the Company's pending acquisition by Apollo Management, L.P. and certain other investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINENS 'N THINGS, INC.
Dated: February 3, 2006	By:	/s/ Brian D. Silva
	Name:	Brian D. Silva
	Title:	Senior Vice President, Human Resources, Administration and Corporate Secretary